Exhibit 99.1

Lehman Brothers September 2007 Allis-Chalmers (NYSE: ALY) Energy

Forward-Looking Statements This presentation is presented as a brief company overview for the information of investors, analysts and other parties with an interest in Allis-Chalmers Energy Inc. (herein referred to as "the Company", "Allis-Chalmers" and by its stock exchange ticker, "ALY"). The management of Allis-Chalmers hopes that this presentation will encourage analysts and investors to investigate more about the Company through its Securities and Exchange Commission (SEC) filings, press releases and other public materials. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This presentation contains forward-looking statements, including, in particular, statements about ALY's business, financial condition, plans, strategies and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company's current assumptions, expectations and projections about future events based on facts known to the Company and are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2006, and in subsequent filings with the SEC. This presentation does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of its date, and the Company undertakes no obligation to update this presentation unless otherwise required by law.

Multi-Faceted Oilfield Services Company Directional Drilling Underbalanced Drilling Tubular Services Production Services Rental Services International Drilling Premium drill pipe and specialized rental equipment Drilling, completion, workover and related services in Argentina Well planning & engineering services, directional drilling packages, downhole motors, measurement-while-drilling Compressed air equipment, bits, chemicals and products for underbalanced drilling Specialized equipment and operators for casing and tubing services Wire line services, land and offshore pumping services and coil tubing

Proven Growth Strategy Mitigate cyclical risk through balanced operations Expand geographically domestically and internationally Prudently pursue strategic, complimentary acquisitions Expand products and services Since 2003, invested $110 million in capex for organic growth Current 2007 capital budget of over $100 million Emphasize new technologies Increase utilization of assets Shape organic and acquisition growth efforts to provide balance between: Onshore vs. offshore Drilling vs. production Domestic vs. international Natural gas vs. crude oil Rental tools vs. service

Diversified Cash Flow Stream (1) Does not include general corporate items. Strive to diversify revenue and cash flow stream through: Organic growth of existing business lines Strategic acquisitions 2007 Estimated Operating Income + D&A(1) Rental Services International Drilling Directional Drilling Underbalanced Drilling Tubular Services Production Services 0.46 0.2 0.11 0.07 0.08 0.08

2002 - 2003 business lines: Tubular Services, Directional Drilling, Underbalanced Drilling 2006 - Established: Rental Services, Intl. Drilling, Production Services Diversified with increased exposure to offshore, intl. and production Successful Execution of Growth Strategy Note: (1) 2007 period is pro-forma for all acquisitions; (2) LTM 06/30/07 includes pretax gain on sale of assets of $8.9 million; (3) EBITDA calculated as Net income + Interest expense + Income taxes + Depreciation & amortization. 2003 2004 2005 2006 PF - LTM 06/30/07 Revenue 33 48 105 307 529 EBITDA 9 8 20 89.5 175 $33 $8 $20 $105 $9 $48 $307 $90 ($ in millions) $193 $547

Successful Execution of Growth Strategy Prudently pursue strategic acquisitions at attractive valuations to complement organic growth Track record of successful integration and retention of key personnel Completed 5 acquisitions in 2006 for a total consideration of over $600 million Specialty Rentals - rental equipment Rogers Oil Tools - power drill pipe tongs DLS - international drilling & workover Petro-Rentals - production services Oil & Gas Rental Services - premium drill pipe, specialized rental equipment Total of $110 million in capital expenditures since 2003

Strong Relationships with Diversified Customer Base Significant cross-selling opportunities across customer base Major Customers

Business Overview

Rental Services 2004 2005 2006 Six Mths 2007 0.6 5.1 51.5 64 Specialized rental equipment for onshore and offshore operations: premium drill pipe, spiral heavy weight drill pipe, blow out preventors and valves and handling tools Rental tools market size estimated to be approximately $4.6 billion(1) Significant expansion through acquisitions Specialty Rental Tools in January 2006 Oil & Gas Rental Services in December 2006 Balanced mix of onshore/offshore work Texas, Oklahoma, Louisiana, Mississippi, Colorado, offshore in the Gulf of Mexico and Malaysia, Colombia, Russia and Mexico Revenue Operating Income + D&A (1) Source: Spears & Associates, Inc. ($ in millions) ($ in millions) $0.6 $5.1 $64.0 2004 2005 2006 Six Mths 2007 0 1.8 33.6 41.5 $0.0 $1.8 $41.5 $51.5 $33.6

International Drilling 2004 2005 2006 Six Mths 2007 20 22 37.9 25.3 Acquisition of DLS in August of 2006 - over 40 years of experience 2nd largest provider of land drilling & workover services in Argentina Fleet of 52 rigs - 20 drilling, 18 workover and 13 pulling rigs in Argentina and 1 drilling rig in Bolivia New award to deliver and operate 17 service and drilling rigs through the end of 2008 Operates in primarily oil-rich basins (balances natural gas exposure) 1) Revenue and Operating income + Depreciation & amortization is pre-acquisition and historical for DLS (unaudited) Revenue (1) Operating Income + D&A (1) ($ in millions) ($ in millions) 2004 2005 2006 Six Mths 2007 112.3 129.8 173.3 101.7 $112.3 129.8 $173.3 $20.0 $22.0 $37.9 $25.3 $101.7

Directional Drilling 2004 2005 2006 Six Mths 2007 3.5 8.3 19.1 9.3 Well planning and engineering services, directional drilling packages, downhole motor technology and other services, including logging-while-drilling (LWD) and measurement-while-drilling (MWD) Horizontal and directional drilling are among the fastest growing segments of the oilfield services industry - currently 45% of wells in US Team of over 100 directional drillers Approximately 160 downhole motors Mix of onshore vs. offshore operations Two acquisitions in June and July 2007 added additional 115 motors - expanded geographic reach Revenue Operating Income + D&A ($ in millions) ($ in millions) 2004 2005 2006 Six Mths 2007 24.8 43.9 72.8 41.8 $24.8 $43.9 $72.8 $41.8 $3.5 $8.3 $19.1 $9.3

Tubular Services 2004 2005 2006 Six Mths 2007 10.4 20.9 50.9 28.4 Specialized equipment and trained operators for pipe handling services: casing and tubing installation, changing out drill pipe and retrieving production tubing Large market - all wells require casing & tubing Acquisition of Rogers provided products with new technology Significant presence in Mexican market Well-established customer base Texas, Louisiana (including offshore Gulf of Mexico) and Mexico Revenue Operating Income + D&A ($ in millions) 2004 2005 2006 Six Mths 2007 4.8 7 16.5 8.8 ($ in millions) $10.4 $20.9 $50.9 $28.4 $4.8 $7.0 $16.5 $8.8

Underbalanced Drilling 2004 2005 2006 Six Mths 2007 2.5 7.6 13.9 7.8 Compressed air equipment, drilling bits, hammers, chemicals and other specialized products for underbalanced drilling Underbalanced drilling is among the fastest growing services Diversified fleet allowing customized, turnkey packages - nearly 200 compressors and boosters Long-standing industry presence Texas, Oklahoma, Colorado, New Mexico, Utah, Wyoming, West Virginia, Alabama and Arkansas Revenue Operating Income + D&A 2004 2005 2006 Six Mths 2007 11.6 25.7 43 23.5 ($ in millions) ($ in millions) $2.5 $7.6 $43.0 $23.5 $7.8 $13.9 $11.6 $25.7

Production Services 2004 2005 2006 Six Mths 2007 0 0.8 4.1 14 Wire line support rentals, flow back support rentals, pressure pumping, coiled tubing support rentals, and tubing packages Counter-cyclical - tied to production vs. drilling: 75% of revenue derived from production related activities; 25% of revenue derived from initial completion activities Significant expansion in October 2006 with acquisition of Petro-Rentals Currently operate 8 coiled tubing packages; additional 6 coiled tubing packages to be delivered in 4Q08 Locations in Texas and Louisiana with anticipated opening of new locations in Oklahoma, South Texas, and Arkansas in 2H07/2008 Note: 2007 results includes pretax gain on sale of assets of $8.9 million. Revenue Operating Income + D&A 2004 2005 2006 Six Mths 2007 0.4 9.8 19.6 19.8 $4.1 $0.8 $0.0 $19.6 $0.4 $9.8 ($ in millions) ($ in millions) $19.8 $14.0

Investments in Technology Create Competitive Advantage Rental Tools - Deepwater landing strings and wedge thread technology - strength and performance Proprietary Rogers Hydraulic Power Tong Positioning System - safe, stable, drill pipe connection system Patented power tong for snubbing - fast and safe hands-free operations Remotely operated hydraulic "catwalk" pipe handling system for safe delivery of tubulars to rig floor Underbalanced Drilling - manufacture diamond-enhanced bits - improved rate of penetration

Financial Review

Growth in Profitability and Cash Flow 2004 2005 2006 Six Mths 2007 47.7 105.3 307.3 279.3 2004 2005 2006 Six Mths 2007 EBITDA 7.8 19.6 89.5 99.3 2004 2005 2006 Six Mths 2007 Net Income 0.9 7.2 35.7 31.7 Calculated as Net income + Interest expense + Income taxes + Depreciation & amortization; (2) 2007 results includes pretax gain on sale of assets of $8.9 million. Historical Revenue Growth Historical EBITDA(1) Growth Historical Net Income Growth Historical Diluted EPS Growth 2004 2005 2006 Six Mths 2007 EPS 0.09 0.44 1.66 0.93 ($ in millions) ($ in millions) ($ in millions) ($ in millions) $47.7 $105.3 $307.3 $7.8 $19.6 $89.5 $35.7 $0.9 $7.2 $0.09 $0.44 $1.66 $279.3 $99.3 $31.7 $0.93

Steadily Increased Cash Flow Stream 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 19.3 23.6 28.9 33.5 47 60.5 85.7 114.1 135.9 143 Significant increase in financial results since 1Q05 2Q07 revenue up over 6 times 2Q07 EBITDA up over 12 times ($ in millions) 2Q07 up over 653% since 1Q05 EBITDA calculated as Net income + Interest expense + Income taxes + Depreciation & amortization; (2) 2Q07 EBITDA includes pretax gain on sale of assets of $8.9 million. ($ in millions) ALY Quarterly Historical Revenue Growth ALY Quarterly Historical EBITDA(1) Growth 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3.6 4.1 5 7 12.6 20.4 25 31.4 44.3 55 2Q07 up over 1275% since 1Q05

Strong Six Months Results (In Millions, except per share data) 2006 For the Six Months Ended June 30 % Change Revenue $109.3 $279.3 155.5% EBITDA $32.9 $99.0 200.7% Income from operations $24.5 $72.0 193.9% Net Income $14.0 $31.7 126.2% Average diluted shares 19.0 34.1 79.6% Diluted earnings per share $0.74 $0.93 25.7% 2007 2007 results includes pretax gain on sale of assets of $8.9 million.

Successful acquisition strategy coupled with increased margins and decreased Net debt / pro-forma EBITDA leverage ratio Natural gas Directional Drilling Casing & Tubing Air Drilling Production Services Rental Tools $141.8 43.1 30.4% 3.7x ($ in millions) Note: EBITDA calculated as Net income + Interest expense + Income taxes + Depreciation & amortization. 2007 period includes pretax gain on sale of assets of $8.9 million. Commodity Exposure Business Scope LTM Revenue LTM EBITDA Natural gas / Crude oil Directional Drilling Casing & Tubing Air Drilling Production Services Rental Tools International Drilling $547.0 193.2 35.3% 2.1x Improved Financial Profile EBITDA Margin Net Debt / EBITDA Pro Forma December 31, 2005 Pro Forma June 30, 2007

Capitalization Decreased leverage ratio - 2.1x Net debt / pro-forma LTM EBITDA December 31, 2006 June 30, 2007 ($ in millions) Cash 39.7 $ $ 106.8 Sr. Notes due 2014 255.0 $ 255.0 $ Sr. Notes due 2017 - 250.0 Other Debt 313.4 4.5 Total Debt 568.4 $ 509.5 $ Stockholders' Equity 253.9 $ 391.4 $ Total Capitalization 822.2 $ 900.9 $ Net Debt / Capitalization 68% 51%

Investment Highlights Successful execution of growth strategy Strategic position in high growth markets Diversified and increased cash flow sources Strong relationships with diversified customer base Experienced management team High inside ownership

Allis-Chalmers Energy OFFICERS: Munawar H. (Micki) Hidayatallah Chairman of the Board and Chief Executive Office Burt A. Adams Vice Chairman of the Board, President and Chief Operating Officer Victor M. Perez Chief Financial Officer Theodore F. Pound III General Counsel and Secretary

Company Headquarters 5075 Westheimer, Suite 890 Houston, TX 77056 713-369-0550 www.alchenergy.com Company Contact: Jeffrey R. Freedman, Vice President - Investor Relations jfreedman@alchenergy.com Allis-Chalmers Energy

EBITDA Reconciliations Reconciliation of EBITDA with Net Income (In Millions) 2006 2005 2004 (Restated) EBITDA $ 89.5 $19.6 $7.8 Less: Depreciation and Amortization 23.2 6.7 3.6 Interest Expense 19.3 4.4 2.8 Income Tax Expense 11.4 1.3 0.5 Net Income $ 35.6 $ 7.2 $ 0.9

EBITDA Reconciliations Reconciliation of EBITDA to GAAP Net Income ($ in millions) For the Three Months Ended 06/30/07 06/30/06 Net Income 19.50 9.59 Depreciation and amortization 13.74 4.49 Interest expense, net 10.23 3.80 Income taxes 11.33 2.47 EBITDA 54.80 20.35

Supplemental Disclosure Regarding Non-GAAP Financial Information EBITDA represents net income (loss) before income taxes, interest and depreciation and amortization. EBITDA is not a presentation made in accordance with generally accepted accounting principles ("GAAP") and is not a measure of financial condition or profitability. EBITDA should not be considered in isolation or as a substitute for "net income (loss)", the most directly comparable GAAP financial measure, or as an indicator of operating performance. By presenting EBITDA, Allis-Chalmers intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future. Allis-Chalmers evaluates operating performance based on several measures, including EBITDA, as Allis-Chalmers believes it is an important measure of the operational strength of its business. EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA is not necessarily a measure of Allis-Chalmers' ability to fund its cash needs, as it excludes certain financial information when compared to "net income (loss)". Users of this financial information should consider the types of events and transactions which are excluded. A reconciliation of EBITDA to net income (loss) follows: